QuickLinks -- Click here to rapidly navigate through this document

Exhibit (a)(1)(B)

Letter of Transmittal
To Tender Shares of Common Stock
(Including the Associated Rights to Purchase Preferred Shares)

of

Prima Energy Corporation
At $39.50 Net Per Share
Pursuant to the Offer to Purchase Dated June 23, 2004

of

Raven Acquisition Corp.,

an indirect wholly-owned subsidiary of

Petro-Canada

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON THURSDAY, JULY 22, 2004, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Mellon Investor Services LLC

By Mail: Mellon Investor Services LLC P.O. Box 3301 South Hackensack, New Jersey 07606 Attn: Corporate Actions

By Facsimile Transmission:

(For Eligible Institutions Only)
(201) 296-4293

 Confirm Facsimile
Transmission by Telephone:
(201) 296-4860

 By Hand:

Mellon Investor Services LLC
120 Broadway-13th Floor
New York, New York 10271
	Attn: Corporate Actions	By Overnight Courier: Mellon Investor Services LLC 85 Challenger Road Ridgefield Park, New Jersey 07660 Attn: Mail Stop-Reorg

        Delivery of this Letter of Transmittal to an address, other than as set forth above, or transmission of instructions via a facsimile transmission to a number other than as set forth above, does not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee, if required, and complete the Substitute Form W-9 set forth herein.

        The instructions contained in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED

Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on share certificate(s) tendered hereby)		Share Certificate(s) and Share(s) Tendered (Attach additional signed list if necessary)

		Share Certificate Number(s)*	Total Number Of Shares Represented By Certificate(s)	Number Of Shares Tendered**

Total Shares

*	Need not be completed by stockholders delivering Shares by book-entry transfer.
**	If you desire to tender fewer than all Shares represented by any certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

        This Letter of Transmittal is to be completed by stockholders of Prima Energy Corporation if certificates evidencing Shares (as defined below) are to be forwarded herewith. An Agent's Message (as defined in Instruction 2) is to be utilized if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in "Section 3—Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase).

        Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

        If any of the certificates representing Shares that you own have been lost or destroyed, see Instruction 11.

        Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "Section 1—Terms of the Offer; Expiration Date" of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "Section 3—Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2.

☐
Check here if tendered Shares are enclosed herewith.

☐
Check here if tendered Shares are being delivered by book-entry transfer made to the account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver shares by book-entry transfer):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery (as defined in the Offer to Purchase) previously sent to the Depositary and complete the following:

Name of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

        If delivered by Book-Entry Transfer check box:    ☐

Name of Eligible Institution that Guaranteed Delivery:

Name of Tendering Institution:

Account Number at Book-Entry Transfer Facility:

Transaction Code Number:

        Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above, will not constitute a valid delivery.

Note: Signatures must be provided below. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Ladies and Gentlemen:

        The undersigned hereby tenders to Raven Acquisition Corp., a Delaware corporation ("Purchaser") and wholly-owned subsidiary of Petro-Canada (US) Holdings Ltd. and indirect wholly-owned subsidiary of Petro-Canada, the above-described shares of common stock, par value $0.015 per share (the "Shares"), of Prima Energy Corporation, a Delaware corporation ("Prima"), pursuant to Purchaser's Offer to Purchase all Shares at $39.50 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 23, 2004 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). All references in this Letter of Transmittal to "Shares" include the associated rights to purchase shares of preferred stock issued pursuant to the Rights Agreement, dated May 23, 2001, as amended, between Prima and Computershare Trust Company, Inc., as rights agent.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after July 22, 2004 (collectively, "Distributions") and irrevocably appoints Mellon Investor Services LLC (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of Prima and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Hugh Hooker, Peter Hutcheson and W.A. Peneycad as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or its substitute shall, in its sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of Prima (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of Prima's stockholders then scheduled.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such

Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See "Section 4—Withdrawal Rights" of the Offer to Purchase.

        The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in "Section 3—Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

        Unless otherwise indicated below in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not tendered or not accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not tendered or not accepted for payment, in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Shares tendered hereby.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the check for the purchase price of Shares and Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of and sent to someone other than the undersigned.

  Issue  ☐ Check and/or  ☐ Share Certificate(s) to:

Name:	(Please Print)
Address:

(Zip Code)
(Tax Identification or Social Security Number) (Also complete substitute Form W-9 below)
Account Number:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the check for the purchase price of Shares purchased and Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail  ☐ Check and/or  ☐ Share Certificate(s) to:

Name:	(Please Print)
Address:

(Zip Code)
(Tax Identification or Social Security Number) (Also complete substitute Form W-9 below)

IMPORTANT
STOCKHOLDERS: SIGN HERE
(Please Complete Substitute Form W-9 Below)

Signature(s) of holder(s)

Dated:                                      , 2004.

        (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

Please Print
Capacity (full title):
Address:

Include Zip Code
Daytime Area Code and Telephone No:
Taxpayer Identification or Social Security No.:

(See substitute Form W-9 below)

Guarantee of Signature(s)
(See Instructions 1 and 5)

Authorized Signature
Name
Title
Name of Firm
Address
Daytime Area Code and Telephone No.
Dated

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        To complete the Letter of Transmittal, you must do the following:

  •
  Fill in the box entitled "Description of Shares Being Tendered."

  •
  Sign and date the Letter of Transmittal in the box entitled "Sign Here."

  •
  Fill in and sign in the box entitled "Substitute Form W-9."

        In completing the Letter of Transmittal, you may (but are not required to) also do the following:

  •
  If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any payment for Shares or certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

        If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

        1.    Guarantee of Signatures.    All signatures on this Letter of Transmittal (and any separate schedule delivered in accordance with Instruction 3) must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution") unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made, or a Share Certificate not accepted for payment and not tendered is to be returned to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above.

        2.    Delivery of Letter of Transmittal and Share Certificates.    This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith. An Agent's Message (as defined below) is to be utilized if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in "Section 3—Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an Agent's Message in the case of book entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in "Section 1—Terms of the Offer; Expiration Date" of the Offer to Purchase) or the expiration of a subsequent offering period, if applicable. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "Section 3—Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation ("Book-Entry Confirmation") of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "Section 3—Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. A "trading day" is any day on which the National Association of Securities Dealers Automated Quotation System is open for business.

        The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which message states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that are the subject of the Book-Entry Confirmation, that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce that agreement against the participant.

        The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

        3.    Inadequate Space.    If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

        4.    Partial Tenders (not applicable to stockholders who tender by book-entry transfer).    If fewer than all Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" herein, promptly after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

        If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

        If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s), in which case the Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, the Share Certificate(s) evidencing Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing Shares tendered hereby.

        7.    Special Payment and Delivery Instructions.    If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" herein, the appropriate boxes herein must be completed.

        8.    Waiver of Conditions.    The conditions of the Offer (except for the Minimum Condition as defined in "Section 14—Conditions of the Offer" of the Offer to Purchase) may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See "Section 14—Conditions of the Offer" of the Offer to Purchase.

        9.    Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to Georgeson Shareholder Communications Inc. (the "Information Agent") or Harris Nesbitt Corp. (the "Dealer Manager") at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

        10.    Substitute Form W-9.    Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the IRS that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 28% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

        Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

        Certain stockholders (including, among others, all corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding. Foreign stockholders should complete and sign the main signature form and the appropriate Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        11.    Lost, Destroyed or Stolen Share Certificates.    If any Share Certificate has been lost, destroyed or stolen, the tendering stockholder should promptly notify Prima's current transfer agent, Computershare Investor Services, Inc., at (303) 262-0600. The tendering stockholder will be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

        Important: In order for Shares to be validly tendered pursuant to the Offer, (1) on or prior to the Expiration Date (a) this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, must be received by the Depositary, or in the case of a book-entry transfer of Shares, an Agent's Message must be received by the Depositary, (b) any other documents required by this Letter of Transmittal must be received by the Depositary and (c) either share certificates representing tendered Shares must be received by the Depositary or such Shares must be delivered pursuant to the procedures for book-entry transfer and a Book Entry Confirmation must be received by the Depositary, or (2) the tendering stockholder must comply with the procedures for guaranteed delivery (which procedures, however, are not available for a subsequent offering period).

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 provided herewith or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN generally is such stockholder's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the IRS and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the IRS.

        Certain persons are not subject to backup withholding. An exempt stockholder, other than a foreign person, should enter the stockholder's name, address, status and TIN on the face of the Substitute Form W-9, write "Exempt" on the face of Part II of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines") for additional instructions. A stockholder that is not a U.S. person (nor a U.S. resident alien) (a "foreign stockholder") should not complete the Substitute Form W-9. A foreign stockholder should contact the Depositary and request the applicable IRS Form W-8. The foreign stockholder should then complete, sign and return the appropriate IRS Form W-8 in accordance with instructions provided by the Depositary in order to avoid any applicable withholding. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

        If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that, the required information is timely furnished to the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

        To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary (i) of such stockholder's correct TIN by completing the form below certifying that (x) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (y) (A) such stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding and (z) the stockholder is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

        The stockholder (other than an exempt or foreign stockholder subject to the requirements set forth above) is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

PAYER'S NAME: MELLON INVESTOR SERVICES LLC

SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE
	PART I — Taxpayer Identification Number — For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see "Obtaining a Number" in the enclosed Guidelines.) Certify by signing and dating below. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social security number or Employer identification number

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)		(If awaiting TIN write "Applied For")

PART II — For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein. CERTIFICATION — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
SIGNATURE:	DATE: , 2004

Note:
Failure to complete and return this Form may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional details.
Note:	You must complete the following certificate if you are awaiting a Taxpayer Identification Number.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, the specified rate of all payments made to me shall be retained until I provide a taxpayer identification number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and the specified rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE:	DATE: , 2004

        Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each stockholder or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

The Depositary for the Offer is:

Mellon Investor Services LLC

By Mail: Mellon Investor Services LLC P.O. Box 3301 South Hackensack, New Jersey 07606 Attn: Corporate Actions

By Facsimile Transmission:

(For Eligible Institutions Only)
(201) 296-4293

 Confirm Facsimile
Transmission by Telephone:
(201) 296-4860

 By Hand:
Mellon Investor Services LLC
120 Broadway-13th Floor
New York, New York 10271
	Attn: Corporate Actions	By Overnight Courier: Mellon Investor Services LLC 85 Challenger Road Ridgefield Park, New Jersey 07660 Attn: Mail Stop-Reorg

        Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

The Information Agent for the Offer is:

Georgeson Shareholder Communications Inc.
17 State Street, 10th Floor
New York, NY 10004

Banks and Brokers Call:
(212) 440-9800

All Others Call Toll Free:
(800) 248-5167

The Dealer Manager for the Offer is:

Harris Nesbitt Corp.
700 Louisiana Street, Suite 4400
Houston, Texas 77002
Call: (713) 223-4400

QuickLinks

INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer
IMPORTANT TAX INFORMATION